Riviera Holdings Corporation
                          2901 Las Vegas Boulevard South
                                Las Vegas NV 89109
                        Investor Relations: (800) 362-1460
                               TRADED: AMEX - RIV
                               www.rivierahotel.com



FOR FURTHER INFORMATION:


AT THE COMPANY:                                 INVESTOR RELATIONS
Mark Lefever, Treasurer and CFO                 Betsy Truax, Skorpus Consulting
(702) 794-9527 Voice                            (208) 241-3704 Voice
(702) 794-9442 Fax                              (208) 232-5317 Fax
Email:  mlefever@theriviera.com                 Email:   BetsyT@cableone.net

FOR IMMEDIATE RELEASE:


              RIVIERA REPORTS RECORD RESULTS FOR THIRD QUARTER 2006


         LAS VEGAS, NV - November 1, 2006 -- Riviera Holdings Corporation (AMEX:
RIV) today reported record financial results for the three-month and nine-month periods ended September 30, 2006. Net revenues for the quarter were $50.3 million, consistent with the net revenues for third quarter of 2005. Income from operations was $6.0 million, up $668,000 or 12.6 percent from the third quarter of 2005. Included in income from operations in the third quarter of 2006 was $281,000 in merger related costs compared to $126,000 in 2005. Net loss for the quarter was $432,000 or $0.04 per share, an improvement of $841,000 from the third quarter of 2005 when the Company had a net loss of $1.3 million. Adjusted EBITDA (1) was $9.8 million in the third quarter of 2006 compared to $9.7 million in 2005 Adjusted EBITDA consists of earnings before interest, income taxes, depreciation, amortization, equity-based compensation, asset impairments, Sarbanes-Oxley Act expenses and mergers, acquisitions and development costs, as shown in the reconciliation with net income in the tables and notes of this release.

Third Quarter 2006 Developments
-------------------------------
o Riviera Las Vegas net revenue decreased $250,000 or less than 1.0 percent
o Riviera Las Vegas Adjusted EBITDA was $5.7 million compared to $5.8 million in 2005
o Riviera Black Hawk net revenue increased $300,000 or 2.0 percent
o Riviera Black Hawk Adjusted EBITDA was $4.9 million, an increase of 3.2 percent
o The Company has $32 million in cash plus a $30 million revolver which is fully available as of September 30, 2006

Nine Months Ended September 30, 2006
------------------------------------

         Net revenues for the nine months ended September 30, 2006 were $154.5 million, a decrease of $1.6 million or 1.0 percent from the same period in 2005. The decrease in net revenue was related to the leasing of the gift shops at Riviera Las Vegas to ABC Stores in February 2006. The gifts shops were previously owned and operated by the Company. In addition, in 2005 Riviera Las Vegas discontinued one show, which generated $1.2 million in revenue but produced no profit during the year. Income from operations was $20.7 million, an increase of $1.0 million or 5.0 percent from the 2005 nine month period. Included in income from operations for the nine months ended September 30, 2006 and 2005 was an expense of $1.2 million and income of $400,000 respectively in mergers, acquisitions and development costs, net of a non-refundable fee paid to the Company in 2005. Adjusted EBITDA (1) was $32.4 million, an increase of $600,000 or 1.9 percent from the same period in 2005.

         Net income for the nine months ended September 30, 2006 was $1.3 million, or $0.10 per share, compared to net loss of $138,000, or $0.01 per share, for the nine months ended September 30, 2005.

Nine Months of 2006 Developments
--------------------------------

o Riviera Las Vegas net revenue decreased $2.0 million or 1.7 percent
o Riviera Las Vegas Adjusted EBITDA was $22.5 million an increase of 1.2 percent
o Riviera Black Hawk net revenue was $39.5 million an increase of 1.1 percent
o Riviera Black Hawk Adjusted EBITDA was $12.8 million and consistent with 2005

Riviera Las Vegas
------------------

"At the Riviera, we continue to focus on providing our customers great value for their Las Vegas experience. We are investing in upgrades to our facility and slot mix, as well as continuing to implement key marketing programs for value-oriented customers," said Robert Vannucci, President of Riviera Las Vegas.

"Our occupancy for the three months ended September 30, 2006 increased to 94.9 percent compared to 93.8 percent for the same period in 2005. Additionally we had an average daily room rate of $74.28 compared to $69.17 in 2005. We continue to evaluate our revenue streams and focus our efforts on the revenues that add increased profitability to the property," said Mr. Vannucci.

Riviera Black Hawk
------------------

         William L. Westerman, the Company's Chief Executive Officer, said, "We are pleased with the performance of our Black Hawk property given the increase in competition and gaming capacity in the Black Hawk market. Our strong Adjusted EBITDA margin and a fair share of over 130 percent for the quarter and nine months, is a testament to our team and the quality of our property within the Black Hawk market."

Consolidated Operations
-----------------------

         Mr. Westerman, said, "The Company is focused on increasing operating margins, as evidenced by our recent results and current plans to have both slot floors one hundred percent "ticket - in ticket - out" by February 2007. Both markets have had challenges, including lower walk in traffic in Las Vegas, and the competitive pressures in Black Hawk; however our teams have provided record results for the third quarter and the first nine months of 2006. We are currently evaluating our debt structure, given the call premiums on our bonds and the current rate environment as a way to free up additional cash to reinvest in our properties".

Conference Call Information
---------------------------

         In conjunction with the release of third quarter 2006 financial results, Riviera will broadcast a conference call at 2 p.m. Eastern Daylight Time today, Wednesday, November 1, 2006. Investors can listen to the call via the Internet at www.rivierahotel.com or http://www.videonewswire.com/event.asp?id=36217 or by dialing (888) 889-5345. The conference call rebroadcast will be available at (877) 519-4471, code 8001922.

Forward -Looking Statements
---------------------------

The forward-looking statements in this news release, which reflect our best judgment based on factors currently known to us, involve significant risks and uncertainties including hotel and casino market conditions, increases in energy costs, general economic and political conditions, interest rates, financing requirements, expansion and modernization objectives and timetables regulatory requirements and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. Our actual results may differ materially from what is expressed or implied in our forward-looking statements. We do not plan to update our forward-looking statements even though our situation or plans may change in the future, unless applicable law requires us to do so.

About Riviera Holdings Corporation
----------------------------------

Riviera Holdings Corporation owns and operates the Riviera Hotel and Casino on the Las Vegas Strip and the Riviera Black Hawk Casino in Black Hawk, Colorado. Riviera's stock is listed on the American Stock Exchange under the symbol RIV.

                                - Tables Follow -

Riviera Holdings Corporation and Subsidiaries
Financial Summary
(Amounts in thousands except per share amounts)

                            Three Months Ended September 30      Nine Months Ended September 30
                            -------------------------------      ------------------------------
                            2006      2005      Var     %Var    2006      2005      Var      %Var
                            ----      ----      ---     ----    ----      ----      ---      ----
Net Revenues:
Riviera Las Vegas           $36,887   $37,143  $ (256)   -0.7% $114,975  $116,991 $(2,016)   -1.7%
Riviera Black Hawk           13,462    13,194     268     2.0%   39,500    39,067      433    1.1%
                           ----------------------------        ----------------------------
  Total Net Revenues         50,349    50,337      12     0.0%  154,475   156,058  (1,583)   -1.0%

Operating Income:

Riviera Las Vegas             4,026     3,797    229      6.0%   17,235    16,552      683    4.1%
Riviera Black Hawk            3,521     3,097    424     13.7%    8,614     7,960      654    8.2%
Mergers, Acquisitions and
  Development Costs, net      (281)     (126)  (155)    123.0%  (1,159)       376  (1,535) -408.2%
Sarbanes-Oxley Act Expenses   (283)     (371)     88    -23.7%    (558)     (641)       83  -12.9%
Equity Based Compensation     (183)     (222)     39    -17.6%    (589)   (1,207)      618  -51.2%
Asset Impairment                  0         0      0      0.0%     (16)     (198)      182  -91.9%
Corporate Expenses            (812)     (855)     43      5.0%  (2,855)   (3,158)      303    9.6%
                           ----------------------------        ----------------------------
  Total Operating Income      5,988     5,320    668     12.6%   20,672    19,684      988    5.0%

Adjusted EBITDA (1):
Riviera Las Vegas             5,712     5,790   (78)     -1.3%   22,529    22,259      270   1.2%
Riviera Black Hawk            4,870     4,721    149      3.2%   12,774    12,748       26   0.2%
Corporate Expenses            (812)     (855)     43      5.0%  (2,855)   (3,158)      303   9.6%
                           ----------------------------        ----------------------------
  Total Adjusted EBITDA       9,770     9,656    114      1.2%   32,448    31,849      599   1.9%

Adjusted EBITDA Margin (2):

Riviera Las Vegas             15.5%     15.6%  -0.1%              19.6%     19.0%     0.6%
Riviera Black Hawk            36.2%     35.8%   0.4%              32.3%     32.6%    -0.3%
Consolidated                  19.4%     19.2%   0.2%              21.0%     20.4%     0.6%

 Net income (loss)          $ (432) $ (1,273) $ 841             $ 1,266  $  (138)   $1,404

EARNINGS PER SHARE DATA:

Weighted average basic
  shares outstanding        12,170    11,848    322              12,122    11,795      327
Basic earnings (loss)
  per share                $(0.04)   $(0.11)  $ 0.07             $ 0.10   $(0.01)   $ 0.11


Weighted average
 diluted shares outstanding 12,170    11,848    322              12,374    11,795      579
Diluted earnings (loss)
  per share                $(0.04)   $(0.11)  $ 0.07             $ 0.10    $(0.01)  $ 0.11

(1) Adjusted EBITDA consists of earnings before interest, income taxes, depreciation, amortization, equity-based compensation, asset impairment, Sarbanes-Oxley Act expenses and mergers, acquisitions and development costs, net, as shown in the reconciliation with net income (loss) in the tables below in this release. In 2004, we entered into confidential discussions regarding a potential sale of our company. Discussions with one potential buyer, which commenced in 2004, ended in 2005, and we retained a $1 million fee paid to us by that party. Such amount is reflected in mergers, acquisitions and developments costs, net, for the nine months ended September 30, 2005. Adjusted EBITDA is presented solely as a supplemental disclosure because we believe that it is 1) a widely used measure of operating performance in the gaming industry, and 2) a principal basis for valuation of gaming companies by certain investors. We use property-level EBITDA (earnings before interest, income taxes, depreciation, amortization and corporate expense) as the primary measure of our business segment properties' performance, including the evaluation of our operating personnel. Adjusted EBITDA should not be construed as an alternative to operating income, as an indicator of our operating performance, as an alternative to cash flows from operating activities, as a measure of liquidity, or as any other measure determined in accordance with generally accepted accounting principles. We have significant uses of cash flows, including capital expenditures, interest payments and debt principal repayments, which are not reflected in Adjusted EBITDA. Also, other gaming companies that report EBITDA or Adjusted EBITDA information may calculate it in a different manner than we do. A reconciliation of net income (loss) to Adjusted EBITDA is included in the tables below in this release.
(2) Adjusted EBITDA margins represent Adjusted EBITDA divided by Net Revenues.

                                                                                  Mergers
                                                                         Equity  Acquistions Manage
                    Income Income Operating  Depre-   Asset     Sarbanes  Based  Development  ment  Adjusted
                    (Loss) & (Exp) Income   ciaiton  Impairment Oxley Exp Comp   &Costs, net  Fee    EBITDA
Third Quarter 2006:

Riviera Las Vegas     $4,051    $  25   $4,026  $2,231                                      (545)    $5,712
Riviera Black Hawk     1,606   (1,915)   3,521     804                                       545      4,870
Corporate            (6,089)   (4,530) (1,559)    -        -     283      183       281       -       (812)
                      ------- -------  ------- ------  ------ -------- ------ ----------  -------  --------
                      $(432)  $(6,420) $5,988   $3,035   $ -    $283     $183      $281     $ -      $9,770

Third Quarter 2005:

Riviera Las Vegas     $3,807     $10   $3,797   $2,496                                      (503)    $5,790
Riviera Black Hawk     1,171  (1,926)   3,097    1,121                                       503      4,721
Corporate             (6,251) (4,677)  (1,574)    -        -     371      222       126       -       (855)
                      ------- ------  -------  ------   ----- -------   -----     -----    ------   -------
                     $(1,273) $(6,593) $5,320   $3,617   $ -    $371     $222      $126      $-      $9,656

Nine Months Ended September 30, 2006:

Riviera Las Vegas    $17,315     $80  $17,235  $6,772                                     $(1,478)  $22,529
Riviera Black Hawk     2,867  (5,747)   8,614   2,682                                       1,478    12,774
Corporate           (18,916) (13,739)  (5,177)    -       16     558      589     1,159       -     (2,855)
                    -------- -------- ------- -------   ------ -------  ------    -----    -------  -------
                     $1,266 $(19,406) $20,672  $9,454    $16    $558     $589    $1,159     $ -     $32,448

Nine Months Ended September 30, 2005:

Riviera Las Vegas   $16,565     $13   $16,552  $7,233                                     $(1,526)  $22,259
Riviera Black Hawk    2,167  (5,793)    7,960   3,262                                       1,526    12,748
Corporate          (18,870) (14,042)  (4,828)     -      198     641    1,207     (376)       -     (3,158)
                   -------- --------  -------  ------   ------ -------  ------   -------   -------  -------
                     $(138)$(19,822)  $19,684 $10,495   $198    $641   $1,207    $(376)     $ -     $31,849







      Balance Sheet Summary
         ($ in 000's)                     Sept 30,  Dec 31,
                                            2006     2005
                                         --------------------
Cash and short term investments          $31,576   $20,571

Total current assets                      41,278    30,797

Property and equipment, net              172,506   171,130

Total assets                             222,358   211,769

Total current liabilities                 30,894    25,305

Long-term debt, net of current portion   214,270   214,607

Total shareholders' (deficiency) equity  (29,157)  (31,269)


RIVIERA HOLDINGS CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share amounts)

                                       Three Months Ended   Nine Months Ended
                                          September 30,        September 30,
                                         2006     2005      2006        2005
                                     ------------------- -----------------------
REVENUES:
  Casino                               $28,262  $26,695   $85,206   $82,755
  Rooms                                 13,996   12,872    43,085    40,067
  Food and beverage                      8,110    8,434    25,754    26,645
  Entertainment                          3,625    4,470    11,166    13,582
  Other                                  1,534    2,219     4,970     6,504
                                        ---------------- -----------------------
       Total                            55,527   54,690   170,181   169,553
   Minus promotional allowances          5,178    4,353    15,706    13,495
                                        ---------------- -----------------------
            Net revenues                50,349   50,337   154,475   156,058
                                        ---------------- -----------------------
COSTS AND EXPENSES:
  Direct costs and expenses of
   operating departments:

    Casino                              14,457   13,816    43,499    42,676
    Rooms                                7,003    7,056    20,687    20,810
    Food and beverage                    6,222    6,354    18,709    18,988
    Entertainment                        2,426    3,295     7,861    10,490
    Other                                  338      774     1,137     2,267
  Other operating expenses:
    General and administrative          10,133    9,386    30,134    28,978
    Mergers, acquisitions and
         development costs, net            281      126     1,159     (376)
    Sarbanes-Oxley act expenses            283      371       558       641
    Equity based compensation              183      222       589     1,207
    Asset impairment                        -        -         16       198
    Depreciation and amortization        3,035    3,617     9,454    10,495
                                        ---------------- -----------------------
            Total costs and expenses    44,361   45,017   133,803   136,374
                                        ---------------- -----------------------
INCOME FROM OPERATIONS                   5,988    5,320    20,672    19,684
  Interest expense, net                 (6,420)  (6,593)  (19,406)  (19,822)
                                        ---------------- -----------------------
NET INCOME (LOSS)                        $(432) $(1,273)   $1,266     $(138)
                                        ================ =======================

Basic                                    12,170   11,848  12,122    11,795
Diluted                                  12,170   11,848  12,374    11,795

Net Income (loss) per common share
Basic                                    $(0.04) $(0.11)  $0.10    $(0.01)
Diluted                                  $(0.04) $(0.11)  $0.10    $(0.01)